DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(520) 434-3771

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

KENNETH C. EICH, Principal Executive Officer, and DOUGLAS A. HAINES, Principal Financial Officer of Davis Series, Inc. (the "Registrant"), each certify to the best of his or her knowledge that:

(1) The Registrant's periodic report on Form N-CSR for the period ended December 31, 2011 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Principal Executive Officer                                                                                        Principal Financial Officer

DAVIS SERIES, INC.                                                                                                 DAVIS SERIES, INC.

/s/ Kenneth C. Eich                                                                                                    /s/ Douglas A. Haines

Kenneth C. Eich                                                                                                         Douglas A. Haines
Principal Executive Officer                                                                                       Principal Financial Officer
Date:  February 23, 2012                                                                                           Date: February 23, 2012

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to DAVIS SERIES, INC. and will be retained by DAVIS SERIES, INC. and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.